Exhibit 21.1

Legal Name	Jurisdiction
Encanto Palms Healthcare, LLC	Arizona
Maryland Gardens SNF, LLC	Arizona
Palm Valley Healthcare, LLC	Arizona
Ridgecrest Community Healthcare, LLC	Arizona
Willard Community Healthcare, LLC	Arizona
La Estancia SNF Healthcare, LLC	Arizona
Mesa Arizona SNF Healthcare, LLC	Arizona
Sun City SNF Healthcare, LLC	Arizona
Apache Junction Community Healthcare, LLC	Arizona
Walnut Holdings, LLC	Arizona
Quince Holdings, LLC	Arizona
Welsch Insurance Ltd.	Bermuda
All Saintsidence Opco, LLC	California
Maubertidence Opco, LLC	California
McClureidence Opco, LLC	California
San Franciscoidence Opco, LLC	California
San Brunoidence Opco, LLC	California
Valley Pointeidence Opco, LLC	California
Moragaidence Opco, LLC	California
Pleasant Hillidence Opco, LLC	California
Oaklandidence Opco, LLC	California
Golden Gateidence Opco, LLC	California
Salinasidence Opco, LLC	California

Santa Cruzidence Opco, LLC	California
Marinidence Opco, LLC	California
Napaidence Opco, LLC	California
Santa Rosaidence Opco, LLC	California
Petalumaidence Opco, LLC	California
Sonomaidence Opco, LLC	California
Arbor Post Acute, LLC	California
Lakeport Post Acute, LLC	California
Kern Valleyidence Opco, LLC	California
Hanfordidence Opco, LLC	California
West Valleyidence Opco, LLC	California
Ojai Healthidence Opco, LLC	California
Lindsay Gardensidence Opco, LLC	California
Sun Villaidence Opco, LLC	California
Valley Careidence Opco, LLC	California
Ontarioidence Opco, LLC	California
Orange Treeidence Opco, LLC	California
Watermanidence Opco, LLC	California
Del Rosa Villaidence Opco, LLC	California
Mt Rubidouxidence Opco, LLC	California
Balboa Healthcare, Inc.	California
Paradise Valley Health Care Center, Inc.	California
Sterling Care, Inc.	California
Bakersfieldidence Opco, LLC	California

Villa De La Mar, Inc.	California
Golden California Healthcare, LLC	California
El Cajon Post Acute, LLC	California
Hayward Health Center, LLC	California
El Monte SNF, LLC	California
Fresno Valley SNF, LLC	California
Willow Creek Post Acute, LLC	California
Moreno Valley SNF, LLC	California
Antioch Dunes Healthcare, LLC	California
Contra Loma Healthcare, LLC	California
Lime Ridge Healthcare, LLC	California
Westlake Oaks Healthcare, LLC	California
Tiburon Community SNF, LLC	California
Oceansideidence Opco, LLC	California
Santa Clarita SNF, LLC	California
Shadowbrook Healthcare, LLC	California
Aloe Holdings, LLC	California
Applewood Operating Company, LLC	California
Ash Holdings, LLC	California
Azalea Holdings, LLC	California
Bilberry Holdings, LLC	California
Birch Holdings, LLC	California
Bluebell Holdings, LLC	California
Cantaloupe Holdings, LLC	California

Cedar Holdings, LLC	California
Corktree Holdings, LLC	California
Crocus Holdings, LLC	California
Cucumber Holdings, LLC	California
Daisy Holdings, LLC	California
Douglas Fir Holdings, LLC	California
Dragonfruit Holdings, LLC	California
Edelweiss Holdings, LLC	California
Elm Holdings, LLC	California
Fig Holdings, LLC	California
Flax Holdings, LLC	California
Gladiolus Holdings, LLC	California
Golden Oak Holdings, LLC	California
Grey Pine Holdings, LLC	California
Guava Holdings, LLC	California
Hawthorne Holdings, LLC	California
Honeyflower Holdings, LLC	California
Italian Maple Holdings, LLC	California
Ixia Holdings, LLC	California
Jeffrey Pine Holdings, LLC	California
Jujube Holdings, LLC	California
Kerria Holdings, LLC	California
Koa Holdings, LLC	California
Kumquat Holdings, LLC	California

Lilac Holdings, LLC	California
Lily Holdings, LLC	California
Macadamia Holdings, LLC	California
Magnolia Holdings, LLC	California
Marjoram Holdings, LLC	California
Melon Holdings, LLC	California
Nightshade Holdings, LLC	California
Norway Maple Holdings, LLC	California
Oleander Holdings, LLC	California
Olive Holdings, LLC	California
Pear Holdings, LLC	California
Pepperbush Holdings, LLC	California
Petunia Holdings, LLC	California
Poplar Holdings, LLC	California
Queen Ann’s Lace Holdings, LLC	California
Rosebud Holdings, LLC	California
Snowdrop Holdings, LLC	California
Spruce Holdings, LLC	California
Thyme Holdings, LLC	California
Ulmus Holdings, LLC	California
Violet Holdings, LLC	California
White Fir Holdings, LLC	California
Beverly Hills Rehabilitation Centre, LLC	California
Alamitos Ridge Healthcare, LLC	California

Arden Glen Healthcare, LLC	California
East Los Angeles Healthcare, LLC	California
Escondido Healthcare, LLC	California
Fairfax Healthcare, LLC	California
North Sacramento Healthcare, LLC	California
Palomar Heights Healthcare, LLC	California
Artesia Community Healthcare, LLC	California
Bakersfield SNF Healthcare, LLC	California
Campus Community Healthcare, LLC	California
Concord SNF Healthcare, LLC	California
Fremont SNF Healthcare, LLC	California
Hayward SNF Healthcare, LLC	California
Long Beach Healthcare, LLC	California
Petaluma SNF Healthcare, LLC	California
Salinas Community Healthcare, LLC	California
Pine Street SNF, LLC	California
Martinez SNF Healthcare, LLC	California
Antelope Valley SNF Healthcare, LLC	California
Banning SNF Healthcare, LLC	California
Beaumont SNF Healthcare, LLC	California
Cherry Valley SNF Healthcare, LLC	California
Hemet SNF Healthcare, LLC	California
Lancaster SNF Healthcare, LLC	California
Miravilla SNF Healthcare, LLC	California

Sierra Nevada SNF, LLC	California
Loma Linda SNF Healthcare, LLC	California
Loma Linda ALF, LLC	California
Citrus Heights Community Healthcare, LLC	California
Fountain Valley Community Healthcare, LLC	California
Hemet Community Healthcare, LLC	California
Palm Desert Community Healthcare, LLC	California
Sunnyvale Community Healthcare, LLC	California
Tice Valley Community Healthcare, LLC	California
Walnut Creek Community Healthcare, LLC	California
107 Catherine Lane, LLC	California
1050 San Miguel Road, LLC	California
1162 South Dora, LLC	California
1210 A Street, LLC	California
1391 Madison Avenue, LLC	California
151 Pioneer Avenue, LLC	California
2018 N. Del Rosa Avenue Propco, LLC	California
26940 E. Hospital Drive, LLC	California
3220 Thunder Drive, LLC	California
396 Dorsey Drive, LLC	California
4001 Lone Tree Way, LLC	California
500 Jessie Avenue Property, LLC	California
5151 Knudsen Drive, LLC	California
5602 University Avenue, LLC	California

9000 Larkin Road, LLC	California
Fair Oaks Healthcare Property, LLC	California
Hayward Healthcare Realty, LLC	California
Jurupa Property, LLC	California
North Pointe Propco, LLC	California
Tiburon Healthcare Property, LLC	California
Zenzoo Oceanside Partners, LLC	California
Zenzoo Santa Clarita, LLC	California
Bay Area Master Tenant, LLC	California
Capital Master Tenant, LLC	California
Contra Costaidence Master Tenant, LLC	California
Oak Master Tenant, LLC	California
Pomegranate Master Tenant, LLC	California
Providence Group Northern California, LLC	California
Southwest Master Tenant, LLC	California
Sunset Master Tenant, LLC	California
Victorian Pacific Master Tenant, LLC	California
Capital SNF Holding Company, LLC	California
Loma Linda Master Tenant, LLC	California
Providence Group, Inc.	California
Providence Group North, LLC	California
Providence Group of California, LLC	California
Providence Group of Southern California, LLC	California
Providence Group Wine Country, LLC	California

Tiburon Healthcare Property, LLC	California
Zenzoo, LLC	California
Bay Area CNA Training, LLC	California
Jonquil Holdings, LLC	California
Plum Healthcare Group, LLC	California
Providence Administrative Consulting Services, Inc.	California
Renovo Dialysis CA, LLC	California
Amberwood Healthcare, LLC	Colorado
Brookshire Healthcare, LLC	Colorado
Eagle Ridge Healthcare, LLC	Colorado
Highline Healthcare, LLC	Colorado
Lakewood Healthcare, LLC	Colorado
Mesa Vista Healthcare, LLC	Colorado
North Star Healthcare, LLC	Colorado
Riverdale Healthcare, LLC	Colorado
Wheat Ridge Healthcare, LLC	Colorado
Heights Community Healthcare, LLC	Colorado
Cheyenne SNF Healthcare, LLC	Colorado
Colorado Springs ILF, LLC	Colorado
Mesa SNF Healthcare, LLC	Colorado
Pikes Peak SNF Healthcare, LLC	Colorado
Pueblo SNF Healthcare, LLC	Colorado
Eastman Community Healthcare, LLC	Colorado
Lafayette Community Healthcare, LLC	Colorado

Monaco Community Healthcare, LLC	Colorado
Palo Community Healthcare, LLC	Colorado
Thornton Community Healthcare, LLC	Colorado
12080 Bellaire Way, LLC	Colorado
Centennial Master Tenant, LLC	Colorado
Panther Master Tenant, LLC	Colorado
1617 Ramirez Street, LLC	Delaware
20259 Lake Chabot Road, LLC	Delaware
6401 33rd Street, LLC	Delaware
Manganese Development, LLC aka Manganese Holdings, LLC	Delaware
Oakland Medical Hill Owner, LLC	Delaware
Tiburon Propco, LLC	Delaware
Hudson River Opco, LLC fka Hud Opco, LLC	Delaware
Bay Bridge Capital Partners, LLC fka Plum Holdco, LLC	Delaware
California Opco, LLC	Delaware
Nevada Opco, LLC	Delaware
Opco Holdings, LLC fka Plum Opco, LLC	Delaware
PACS Holdings, LLC	Delaware
PACS Ventures, LLC	Delaware
Providence Group NH, LLC	Delaware
Arizona Opco, LLC	Delaware
Aster Holdings, LLC	Delaware
Begonia Holdings, LLC	Delaware
Camellia Holdings, LLC	Delaware

Cereus Holdings, LLC	Delaware
Currant Holdings, LLC	Delaware
Daffodil Holdings, LLC	Delaware
Eastern Avenue SNF, LLC	Delaware
Ione Road SNF, LLC	Delaware
Lund Lane, LLC	Delaware
Mango Holdings, LLC	Delaware
Maqui Holdings, LLC	Delaware
Mongongo Holdings, LLC	Delaware
New Intermediate Sister Sisu, LLC	Delaware
Oregano, LLC	Delaware
PACS Investments, LLC	Delaware
Peppermint Holdings, LLC	Delaware
Lund Lane, LLC	Delaware
Rome Boulevard, LLC	Delaware
Sister Sisu Holdings, LLC	Delaware
Utah Opco, LLC	Delaware
West Post Drive, LLC	Delaware
Richwoodidence Opco, LLC	Kentucky
Richwoodidence Opco, LLC	Kentucky
Pine Meadowsidence Opco, LLC	Kentucky
Homesteadidence Opco, LLC	Kentucky
New Castleidence Opco, LLC	Kentucky
New Castleidence Opco, LLC	Kentucky

Gallatinidence Opco, LLC	Kentucky
Louisville East Post Acute, LLC	Kentucky
Lake Forest Post Acute, LLC	Kentucky
300 Shelby Station Drive, LLC	Kentucky
4200 Browns Lane Property, LLC	Kentucky
Providence Group of Kentuckiana, LLC	Kentucky
Providence Group of Kentucky, LLC	Kentucky
Providence Group Management Company, LLC	Kentucky
Columbia Post Acute, LLC	Missouri
Florissant Skilled Nursing, LLC	Missouri
Independence Community Healthcare, LLC	Missouri
Independence MC, LLC	Missouri
St. Peters Community Healthcare, LLC	Missouri
Bluebird Master Tenant, LLC	Missouri
19400 East 40th Street, LLC	Missouri
3980 South Jackson Drive, LLC	Missouri
5400 Executive Centre Parkway, LLC	Missouri
Grape Holdings, LLC	Nevada
Lychee Holdings, LLC	Nevada
Starfruit Holdings, LLC	Nevada
Yate Holdings, LLC	Nevada
Montecito Community Healthcare, LLC	Nevada
6352 Medical Center Street, LLC	Nevada
6650 Grand Montecito Parkway, LLC	Nevada

Circleville Post Acute, LLC	Ohio
Lancaster Post Acute, LLC	Ohio
Marion Post Acute, LLC	Ohio
Cincinnati Riverview Healthcare, LLC	Ohio
Middletown Post Acute, LLC	Ohio
Norwood Highlands Healthcare, LLC	Ohio
Norwood Towers Healthcare, LLC	Ohio
Greenville Post Acute, LLC	South Carolina
Greer Post Acute, LLC	South Carolina
Orangeburg Post Acute, LLC	South Carolina
Johns Island Post Acute, LLC	South Carolina
Mt. Pleasant SNF, LLC	South Carolina
Aiken Community Healthcare, LLC	South Carolina
Anderson Community Healthcare, LLC	South Carolina
Easley Community Healthcare, LLC	South Carolina
Easley Skilled Nursing, LLC	South Carolina
Edgefield Community Healthcare, LLC	South Carolina
Greenville Community Healthcare, LLC	South Carolina
Greenville Skilled Nursing, LLC	South Carolina
Greer Community Healthcare, LLC	South Carolina
Iva Skilled Nursing, LLC	South Carolina
Marietta Community Healthcare, LLC	South Carolina
McCormick Skilled Nursing, LLC	South Carolina
Pickens Skilled Nursing, LLC	South Carolina

Piedmont Skilled Nursing, LLC	South Carolina
Simpsonville Community Healthcare, LLC	South Carolina
Fountain Inn Healthcare, LLC	South Carolina
Berea Community Healthcare, LLC	South Carolina
Forest Acres Community Healthcare, LLC	South Carolina
Reedy River Community Healthcare, LLC	South Carolina
Union Community Healthcare, LLC	South Carolina
Orangeburg Community Healthcare, LLC	South Carolina
204 Holiday Road, LLC	South Carolina
501 Gulliver Property, LLC	South Carolina
8 North Texas Avenue, LLC	South Carolina
Mt. Pleasant Seniors Property, LLC	South Carolina
Palmetto State Healthcare Properties, LLC	South Carolina
Palmetto HUD Master Tenant, LLC	South Carolina
Palmetto Community Healthcare, LLC	South Carolina
SC Master Tenant, LLC	South Carolina
Websteridence Opco, LLC	Texas
Houstonidence Opco, LLC	Texas
Brownsville SNF, LLC (Manager)	Texas
Uvalde County Hospital Authority	Texas
Pasadena Care Center, LLC (Manager)	Texas
Liberty County Hospital District No. 1	Texas
RGV Community Healthcare, LLC (Manager)	Texas
Liberty County Hospital District No. 1	Texas

4006 Vista Road, LLC	Texas
901 Wild Rose, LLC	Texas
Renovo Dialysis TX, LLC	Texas
PMJV Investments, LLC	Utah
DRV Louisville Master Tenant, LLC	Utah
Lakeport Chico Master Tenant, LLC	Utah
Palmetto Master Tenant, LLC	Utah
PG Ancillary Holdings, LLC	Utah
Renovo Dialysis, LLC	Utah
Solaris International, LLC	Utah
Mainstreetidence Developments, LLC fka Murrayidence Opco, LLC	Utah
Zoozen, LLC	Utah
Green Mountain Risk & Casualty, LLC	Utah
Impact Staffing, LLC	Utah
Tulip Tree Holdings, LLC	Utah
Viburnum Holdings, LLC	Utah